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                                                                EXHIBIT 10.37



                      FIRST AMENDMENT TO CREDIT AGREEMENT

  This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 19, 1998 (this "First Amendment"), is entered into by and among RESPIRONICS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions listed on the signature pages hereto, and each other financial institution which, from time to time becomes a party hereto in accordance with Subsection 9.6a of the Original Credit Agreement, as defined below (individually a "Lender" and collectively the "Lenders") and PNC BANK, NATIONAL ASSOCIATION as the issuer of Letters of Credit (in such capacity, the "Issuing Bank"), PNC BANK, NATIONAL ASSOCIATION as the administrative agent and the syndication agent (in such capacity, the "Administrative Agent"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as the documentation agent (in such capacity, the "Documentation Agent") (the Administrative Agent and the Documentation Agent are herein collectively referred as the "Agents") and amends that certain Credit Agreement dated as of May 8, 1998 (the Credit Agreement, together with the exhibits and schedules thereto and all amendments, supplements, extensions, renewals, modifications or replacements thereto or thereof, is hereinafter referred to as the "Original Credit Agreement") entered into by and among the parties listed above.

                                 WITNESSETH:

  WHEREAS, the Borrower, the Lenders and the Agents entered into the Original Credit Agreement whereby the Lenders made available to the Borrower certain financial accommodations, including but not limited to a Revolving Credit Commitment in an amount not to exceed $100,000,000 at any one time outstanding; and

  WHEREAS, the Borrower has requested that the Lenders agree to certain modifications to the Original Credit Agreement.

  NOW THEREFORE, in consideration of the foregoing recitals (each of which is incorporated herein and made a material part hereof), the mutual covenants and agreements contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                    AMENDMENTS TO ORIGINAL CREDIT AGREEMENT
                    ---------------------------------------

Section 1.01.   Amendments to Section 1.1 of the Original Credit Agreement.
                ----------------------------------------------------------
Section 1.1 of the Original Credit Agreement is hereby amended as follows:

  (i)    The following defined terms and the definitions therefor are hereby added to Section 1.1 of the Original Credit Agreement and are inserted in correct alphabetical order:
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     First Amendment:  The First Amendment to Credit Agreement dated as of
     ---------------
  August 19, 1998.

     First Amendment Effective Date:  The date on which the Lenders shall have
     ------------------------------
  determined that each of the conditions set forth in Article III of the First Amendment have either been satisfied by the Borrower or waived by the Lenders.

Section 1.02.   Amendments to Article 4 of the Original Credit Agreement.
                --------------------------------------------------------
Article 4 of the Original Credit Agreement is hereby amended as follows:

   (i) Section 4.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

         4.1   Use of Proceeds.  The Loans shall be used by the Borrower
               ---------------
         only to fund (i) the Respironics Deutschland Acquisition whether as all or a portion of (x) the initial payment or (y) any subsequent installment payment in connection therewith, (ii) to repay Indebtedness assumed as part of the Healthdyne Acquisition and (iii) for the general corporate purposes of the Loan Parties. No proceeds of the Loans shall be advanced to any Unrestricted Subsidiary.

Section 1.03.   No Other Amendments.  The amendments to the Original Credit
                -------------------
Agreement set forth in Sections 1.01 and 1.02 above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this First Amendment, the provisions of the Original Credit Agreement. The amendments set forth in Sections 1.01 and 1.02 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders and the Agents and the Agents under the Original Credit Agreement with respect to any such violation.

                                  ARTICLE II

                    BORROWER'S SUPPLEMENTAL REPRESENTATIONS
                    ---------------------------------------

Section 2.01.   Incorporation by Reference.  As an inducement to the Lenders and
                --------------------------
the Agents to enter into this First Amendment, except as previously disclosed in writing by the Borrower to the Lenders and the Agents, the Borrower hereby repeats herein for the benefit of the Lenders and the Agents the representations and warranties made by the Borrower in Article 3 of the Original Credit Agreement, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this First Amendment.

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                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

Section 3.01.   Conditions Precedent.  Each of the following shall be a
                --------------------
condition precedent to the effectiveness of this First Amendment:

  (i) The Lenders and the Agents shall have received, on or before the First Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the First Amendment Effective Date and in form and substance satisfactory to the Lenders and their special counsel, Tucker Arensberg, P.C.:

         (A) A duly executed counterpart original of this First Amendment;

         (B) A certified copy of the corporate action of the Borrower authorizing the execution and delivery of and the performance under this First Amendment;

         (C) A Certification from the Borrower that its certificate of incorporation and its by-laws which were delivered to the Administrative Agent on May 8, 1998 continue to remain complete and correct and in full force and effect and have not been amended, supplemented or otherwise modified on or after such date, which Certification states the names of the Persons authorized to sign this First Amendment and all other documents, instruments and certificates delivered hereunder, together with the true signatures of such Persons;

         (D) A certificate signed by an Authorized Officer of the Borrower, dated the First Amendment Effective Date, certifying that:

             (1) the representations and warranties made pursuant to this First Amendment and in the other Loan Documents executed in connection with this First Amendment are true and correct on and as of the First Amendment Effective Date as though made on and as of such date;

             (2) no petition by or against the Borrower has at any time been filed under the United States Bankruptcy Code or under any similar act;

             (3) except which those matters which have previously been disclosed to the Lenders, no Material Adverse Change in the properties,

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                  business, operations, financial condition or prospects of the
                  Borrower has occurred; and

             (4) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents;

         (E) Such other instruments, documents and opinions of counsel as the Lenders and the Agents shall reasonably require, all of which shall be satisfactory in form and substance to the Lenders and their special counsel.


                                  ARTICLE IV

                              GENERAL PROVISIONS
                              ------------------

Section 4.01.   Ratification of Terms.  Except as expressly amended by this
                ---------------------
First Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Lenders are not obligated to make further amendments, supplements, extensions or renewals thereto or thereof.

Section 4.02.   References.  All notices, communications, agreements,
                ----------
certificates, documents or other instruments executed and delivered after the execution and delivery of this First Amendment in connection with the Original Credit Agreement, any other Loan Document or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this First Amendment, but nevertheless all such references shall include this First Amendment unless the context requires otherwise. From and after the First Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Original Credit Agreement, as amended hereby.

Section 4.03.   Counterparts.  This First Amendment may be executed in different
                ------------
counterparts, each of which when executed by the Borrower and the Lenders shall be regarded as an original, and all such counterparts shall constitute one First Amendment.

Section 4.04.   Capitalized Terms.  Except for proper nouns and as otherwise
                -----------------
defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Original Credit Agreement, as amended hereby.

Section 4.05.   Taxes.  The Borrower shall pay any and all stamp and other taxes
                -----
and fees payable or determined to be payable in connection with the execution, delivery, filing and

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recording of this First Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

Section 4.06.   Costs and Expenses.  The Borrower will pay all costs and
                ------------------
expenses of the Lenders and the Agents (including, without limitation, the reasonable fees and the disbursements of special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this First Amendment and the other documents, instruments and certificates delivered in connection herewith.

SECTION 4.07.   GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND
                -------------
OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

Section 4.08.   Headings.  The headings of the sections in this First Amendment
                --------
are for purposes of reference only and shall not be deemed to be a part hereof.


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  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this First Amendment to Credit Agreement to be executed by their respective duly authorized officers as of the date first written above.

RESPIRONICS, INC., a Delaware corporation     FLEET NATIONAL BANK


By                            (SEAL)          By
  ----------------------------                  ----------------------------
Name:                                         Name:
Title:                                        Title:


PNC BANK, NATIONAL ASSOCIATION,               NORWEST BANK COLORADO,
in its capacity as a Lender, the              NATIONAL ASSOCIATION
Administrative Agent, the Syndication
Agent and the Issuing Bank hereunder


By                                            By
  --------------------------------              --------------------------------
Name:                                         Name:
Title:                                        Title:


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, in its capacity
as a Lender and the Documentation
Agent hereunder


By
  --------------------------------
Name:
Title:


FIRST UNION NATIONAL BANK

By
  --------------------------------
Name:
Title:


BF 91172.1
8/24/1998
000011 - 017117

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